UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2022

TERADATA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33458	75-3236470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17095 Via Del Campo San Diego, California	92127
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (866) 548-8348

N/A

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 per share	TDC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2022, Cary T. Fu, a member of the Board of Directors (the “Board”) of Teradata Corporation (the “Company”), notified the Company that he will retire from the Board, effective as December 31, 2022 (the “Effective Date”). Mr. Fu’s decision was for personal reasons and not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Fu has served as a director of the Company since 2008 and serves as a member of the Audit Committee. On the Effective Date, the number of directors on the Board will be reduced from ten to nine.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 31, 2022, the Board adopted amended and restated Bylaws (the “Amended and Restated Bylaws”), effective immediately. Among other things, the amendments included in the Amended and Restated Bylaws:

•

Revise the majority voting standard in uncontested elections, such that a nominee would be elected if he or she receives more votes “for” than “against” his or her election, with the effect of this amendment being that abstentions with respect to a nominee (if any) will no longer count as votes “against” a nominee’s election.

•

Specify that, in addition to making any other determinations that may be appropriate to the conduct of the meeting, the chair of the meeting will determine whether a matter, business, and/or nomination was not properly brought before the meeting and has the ability to declare that any such item will not be transacted or considered at the meeting.

•	Restricting the number of nominees a stockholder may nominate for election at a meeting to the number of directors to be elected at such meeting.

•

Enhance the advance notice and related procedural and disclosure requirements for stockholders to propose business at a meeting of stockholders, including the requirements for the valid nomination of a candidate for director election. Such revisions include, without limitation, the following requirements:

•	additional disclosures from nominating or proposing stockholders, underlying beneficial owners, control persons, and proposed nominees;

•	any proposed director nominee will complete any written questionnaires prepared by the Company, including those questionnaires required of the Company’s directors;

•

proposed nominees will make themselves available for and submit to interviews by the Board or any Board committee within 10 days following the date of any reasonable request from the Board or any Board committee;

•

any proposed nominee will provide a written representation and agreement that such proposed nominee (i) is not and, if elected as a director during such director’s term of office, will not become a party to (A) any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or (B) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director, with such proposed nominee’s fiduciary duties under applicable law, (ii) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director or nominee that has not been disclosed to the Company, and (iii) if elected as a director of the Company, will comply with the Company’s polices and guidelines applicable to directors of the Company;

•

a stockholder may not present business and/or nominations at a meeting of stockholders, if (i) the proposing stockholder (or a qualified representative thereof) does not appear at the annual meeting of stockholders to present the proposed business and/or nomination, (ii) such stockholder, any beneficial owner, any control person, or any director nominee acted contrary to any representation, certification or agreement required by the advance notice provisions or otherwise failed to comply with the advance notice provisions (or with any law, rule or regulation identified therein), or (iii) such stockholder, any beneficial owner, any control person, or any director nominee provided false or misleading information to the Company; and

•

any stockholder submitting a nomination notice will (i) make a representation as to whether such stockholder intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) if providing notice pursuant to Rule 14a-19(b) of the Exchange Act, will (a) inform the Company within two business days of any change in the stockholder’s intent to solicit proxies from the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees and (b) upon the Company’s request, will provide, no later than five business days prior to the applicable meeting, reasonable evidence that the requirements of Rule 14a-19(a)(3) under the Exchange Act have been satisfied.

•

Modify the provisions relating to adjournment procedures and lists of stockholders entitled to vote at stockholder meetings, in each case, to reflect recent amendments to the Delaware General Corporation Law (“DGCL”).

•	Allow the Board to take certain actions to address “emergencies” as permitted by the DGCL.

•

Specify the Delaware Court of Chancery (or if such court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of Delaware) as the designated and exclusive forum in which certain identified claims can be brought and establish the federal district courts of the United States of America as the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

•	Implement other routine and non-substantive updates and revisions.

The description above of the amendments to the Company’s existing Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, as amended, set forth in Exhibit 3.1 to this Form 8-K and incorporated in this Item by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits:

The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Teradata Corporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teradata Corporation

	By:	/s/ Margaret A. Treese
Margaret A. Treese
Chief Legal Officer and Secretary
Dated: November 1, 2022